                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                  AMENDMENT NO. 3 TO CURRENT REPORT ON FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 3, 1996



                                DENAMERICA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         GEORGIA                           1-13226               58-1861457
------------------------------     --------------------    ---------------------
    (State or other                (Commission File No.)   (IRS Employer ID No.)
jurisdiction of incorporation)


7373 N. Scottsdale Road, Suite D-120, Scottsdale, Arizona           85253
----------------------------------------------------------        ----------
    (Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code: (602) 483-7055
                                                   ---------------
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                                DENAMERICA CORP.

                                   FORM 8-K/A

                               AMENDMENT NO. 3 TO

                           CURRENT REPORT ON FORM 8-K


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
                  EXHIBITS.

(A) CONSOLIDATED FINANCIAL STATEMENTS OF BLACK-EYED PEA U.S.A. INC. AND SUBSIDIARIES(1)

              Independent Auditors' Report
              Consolidated Balance Sheets as of April 1, 1996 and April 3, 1995 Consolidated Statements of Operations for the Years Ended
                  April 1, 1996, April 3, 1995, and March 28, 1994
              Consolidated Statements of Stockholders' Equity for the Years
                  Ended April 1, 1996, April 3, 1995, and March 28, 1994
              Consolidated Statements of Cash Flows for the Years Ended
                  April 1, 1996, April 3, 1995, and March 28, 1994
              Notes to Consolidated Financial Statements

              (1) Incorporated by reference to the Registrant's Form 8-K/A Amendment No. 1 to Current Report on Form 8-K as filed on September 16, 1996.

(B)      PRO FORMA FINANCIAL STATEMENTS.

              Introduction
              Unaudited Condensed Consolidated Pro Forma Statement of Operations
                  For the Year Ended December 27, 1995
              Unaudited Condensed Consolidated Statement of Operations For the
                  27-Week Period Ended July 3, 1996
              Notes to Unaudited Condensed Consolidated Pro Forma Statements of
                  Operations

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                                DENAMERICA CORP.
                        UNAUDITED CONDENSED CONSOLIDATED
                       PRO FORMA STATEMENTS OF OPERATIONS


INTRODUCTION

         On March 29, 1996, Denwest Restaurant Corp. ("DRC") merged with and into American Family Restaurants, Inc. ("AFR"), with AFR as the surviving corporation (the "Merger"). In connection with the Merger, the name of AFR was changed to DenAmerica Corp (the "Company"). Upon consummation of the Merger, the former shareholders of DRC owned an aggregate of approximately 53.0% of the Company's outstanding Common Stock. Accordingly, the Merger has been accounted for as a reverse purchase under generally accepted accounting principals, pursuant to which DRC is considered the acquiring company for accounting purposes, even though the Company is the surviving legal entity. As a result, the historical financial statements of DRC are the continuing historical financial statements of the Company. The transactions related to the Merger are more fully described in the Company's Current Report on Form 8-K as filed with the Securities and Exchange Commission on April 15, 1996, as amended by Form 8-K/A as filed by the Company on June 12, 1996.

         On July 3, 1996, the Company acquired all of the issued and outstanding common stock of Black-eyed Pea U.S.A., Inc. ("BEP") (the "BEP Acquisition"). The purchase price for the stock of BEP consisted of cash of approximately $50.0 million and a promissory note in the principal amount of $15.0 million issued to the seller of BEP (the "BEP Purchase Note"). In connection with the BEP Acquisition, the Company repaid all of the $6.0 million principal amount outstanding on its Series A 13% Subordinated Notes due 2003 (the "Series A Notes"), plus accrued and unpaid interest on the Series A Notes. The Company repaid the Series A Notes by paying cash of approximately $5.2 million and by issuing 250,000 shares of Common Stock valued at $4.00 per share to the holder of the Series A Notes.

         The following unaudited condensed consolidated pro forma statements of operations of DenAmerica Corp. for the year ended December 27, 1995 and the 27-week period ended July 3, 1996, give effect to (i) the acquisition of BEP which had an effective accounting date of June 24, 1996, as if it occurred at the beginning of the period; (ii) the reverse purchase accounting for the acquisition of AFR by DRC as of March 27, 1996, as if it had occurred at the beginning of the period; (iii) the repayment of the $6.0 million outstanding principal of the Series A Notes, together with accrued and unpaid interest on the Series A Notes, as if it had occurred at the beginning of each period; and
(iv) the net reduction in operating expenses of AFR and BEP after the Merger and the BEP Acquisition that occurred as a result of employee terminations, closing of duplicate administrative facilities, or contractual changes. The financial statements of AFR and BEP for the fiscal year ended December 27, 1995, include
(a) AFR's financial statements for its fiscal year ended September 27, 1995, and
(b) BEP's financial statements for its fiscal year ended April 1, 1996. The financial statements of AFR and BEP for the 27-week period ended July 3, 1996 include, prior to their acquisition by the Company, (1) AFR's financial statements for the three-month period ended March 27, 1996, and (2) BEP's financial statements for the period from January 9, 1996 to June 24, 1996. The unaudited condensed consolidated pro forma statements of operations presented herein do not purport to represent what the Company's actual results of operations would have been had the Merger, the BEP Acquisition, or the other transactions described above occurred on those dates or to project the Company's results of operations for any future period.

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
                                DENAMERICA CORP.
                   UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                         STATEMENT OF OPERATIONS FOR THE
                       FISCAL YEAR ENDED DECEMBER 27, 1995
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    ACQUIRED                PRO FORMA ADJUSTMENTS
                                                                    COMPANIES                      DR(Cr)
                                             HISTORICAL     -------------------------      ---------------------------       PRO
                                             DENAMERICA        AFR            BEP          AFR               BEP            FORMA
                                             ----------        ---            ---          ---               ---            -----
STATEMENTS OF OPERATIONS DATA:
Restaurant sales:
    Denny's restaurants ...................  $  70,429       $   74,679     $      --      $      --      $    --       $  145,108
    Black-eyed Pea restaurants ............         --               --       145,455             --           --          145,455
    Other restaurants .....................      4,254           32,218            --             --           --            36,472
                                             ---------       ----------     ---------      ---------      -------       -----------
    Total restaurant sales ................     74,683          106,897       145,455             --           --           327,035
Restaurant operating expenses:
    Cost of food and beverage..............     20,343           30,529        39,914         (328) (a)        --            90,458
    Payroll and payroll related costs......     25,025           36,329        48,897         (164) (b)        --           110,087
    Depreciation and amortization..........      2,936            3,462         8,792         (212) (c)    (7,412) (aa)       7,566
    Other restaurant operating costs.......     19,213           27,654        35,021         (239) (d)     7,556  (bb)      89,205
    Provision for restaurant closures......         --               --        10,225           --             --            10,225
    Provision for loss on impairment
      of assets............................        523               --        50,384           --        (50,384) (cc)         523
                                             ---------       ----------     ---------     --------       --------       -----------
    Total restaurant operating
      expenses.............................     68,040           97,974       193,233         (943)       (50,240)          308,064
Restaurant operating income (loss).........      6,643            8,923       (47,778)         943         50,240            18,971
Administrative expenses....................      3,380            5,166         8,588       (1,869) (e)    (3,982) (dd)      11,283
                                             ---------       ----------     ---------       ------       --------       -----------
Operating income (loss)....................      3,263            3,757       (56,366)       2,812         54,222             7,688
Other (income) expense.....................         --             (156)          717           --             --               561
Interest expense, net......................      2,467            1,714         5,362        3,640  (f)    (4,162) (ee)       9,556
                                                                                               535  (g)
                                             ---------       ----------     ---------     --------       --------       -----------
Income (loss) before minority
    interest in joint ventures
    and income taxes.......................        796            2,199       (62,445)      (1,363)        58,384            (2,429)
Minority interest in joint ventures........       (291)              85            --           --             --              (206)
                                             ---------       ----------     ---------     --------       --------       -----------
Income (loss) before income taxes..........        505            2,284       (62,445)      (1,363)        58,384            (2,635)
Income taxes...............................        305              578       (12,877)        (341) (h)    11,334  (ff)      (1,001)
                                             ---------       ----------     ---------     --------       --------       -----------
Income (loss) from continuing
    operations.............................  $     200       $    1,706     $ (49,568)    $ (1,022)      $ 47,050       $    (1,634)
                                             =========       ==========     =========     ========       ========       ===========
Income (loss) from continuing
    operations per common
    and common equivalent share                              $     0.28                                                 $     (0.13)
                                                             ==========                                                 ===========
Weighted average number of common
    and common equivalent shares
    outstanding(i)                                            6,171,444                                                  13,108,944
                                                              =========                                                  ==========

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
                                DENAMERICA CORP.
                   UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                         STATEMENT OF OPERATIONS FOR THE
                        27-WEEK PERIOD ENDED JULY 3, 1996
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                    ACQUIRED                PRO FORMA ADJUSTMENTS
                                                                    COMPANIES                      DR(Cr)
                                             HISTORICAL     -------------------------      ---------------------------       PRO
                                             DENAMERICA        AFR            BEP          AFR               BEP            FORMA
                                             ----------        ---            ---          ---               ---            -----
                                                            (13 weeks)    (24 weeks)
Restaurant sales:
    Denny's restaurants................      $    64,078      $ 20,417      $     --     $     --       $     --        $   84,495
    Black-eyed Pea restaurants.........            3,402            --        66,645           --             --            70,047
    Other restaurants..................           11,693         8,047            --           --             --            19,740
                                             -----------      --------      --------     --------       --------        ----------
    Total restaurant sales.............           79,173        28,464        66,645           --             --           174,282
Restaurant operating expenses:
    Cost of food and beverage..........           21,971         8,628        19,832          (79) (a)        --            50,352
    Payroll and payroll related costs..           27,416        11,686        20,206           --             --            59,308
    Depreciation and amortization......            2,836         1,134         4,231         (322) (c)    (3,541) (aa)       4,338
    Other restaurant operating costs...           20,074         8,726        13,745           --          3,778  (bb)      46,323
    Provision for restaurant closures..               --            --        10,225           --             --            10,225
    Provision for loss on impairment
      of assets........................               --            --        50,384           --        (50,384) (cc)          --
                                             -----------      --------      --------     --------       ---------       ----------
    Total restaurant operating
      expenses.........................           72,297        30,174       118,623         (401)       (50,147)          170,546
Restaurant operating income (loss).....            6,876        (1,710)      (51,978)         401         50,147             3,736
Administrative expenses................            3,181         1,687         5,543         (467) (e)    (3,240) (dd)       6,704
                                             -----------      --------      --------     --------       --------        ----------
Operating income (loss)................            3,695        (3,397)      (57,521)         868         53,387            (2,968)
Other (income) expense.................               --           (31)          229           --             --               198
Interest expense, net..................            3,651           583         2,549          910  (f)    (1,859) (ee)       5,968
                                                                                              134  (g)
                                             -----------      --------      --------     --------       --------        ----------
Income (loss) before minority
    interest in joint ventures
    and income taxes...................               44        (3,949)      (60,299)        (176)        55,246            (9,134)
Minority interest in joint ventures....              (11)           95            --           --             --                84
                                             -----------      --------      --------     --------       --------        ----------
Income (loss) before income taxes......               33        (3,854)      (60,299)        (176)        55,246            (9,050)
Income taxes...........................               13        (1,156)      (11,699)         (14) (h)     9,353  (ff)      (3,503)
                                             -----------      --------      --------     --------       --------        ----------
Income (loss) from continuing
    operations.........................      $        20      $ (2,698)     $(48,600)    $   (162)      $ 45,893        $    (5,547)
                                             ===========      ========      ========      =======        =======        ===========
Income (loss) from continuing
    operations per common
    and common equivalent share              $      0.00                                                                $     (0.54)
                                             ===========                                                                ===========
Weighted average number of common
    and common equivalent shares
    outstanding(i)                            10,293,000                                                                 10,293,000
                                             ===========                                                                ===========

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
                                DENAMERICA CORP.
                    NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                       PRO FORMA STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

    The following explanations serve to describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma results of operations of AFR and DRC for the year ended December 27, 1995 and the 27-week period ended July 3, 1996:

                                                                                            27-WEEK
                                                                             FISCAL          PERIOD
                                                                           YEAR ENDED         ENDED
                                                                          DEC. 27, 1995   JULY 3, 1996
                                                                          -------------   ------------
(a)  Adjust food costs for discounts not taken by AFR                      $    (328)     $    (79)
                                                                           =========      ========
(b)  Adjustment for inclusion of DRC employees under
         the new workers' compensation costs                               $    (164)     $      -
                                                                           =========      ========
(c)  Adjustment for new depreciation and amortization for AFR
         Property and equipment                                                1,700           425
         Goodwill                                                              1,550           387
                                                                           ---------      --------
                                                                               3,250           812
         Amount recorded in financial statements                               3,462         1,134
                                                                           ---------      --------
         Pro forma adjustment                                              $    (212)     $   (322)
                                                                           =========      ========

(d)  Adjustment for inclusion of DRC under the new insurance               $    (239)     $
                                                                           =========      ========

(e)  Adjustment for consolidation of administrative expenses               $  (1,869)     $   (467)
                                                                           =========      ========
(f)  Adjustment for additional interest on subordinated notes
         Interest expense at 13%                                           $   3,153      $    788
         Amortization of discount                                                487           122
                                                                           ---------      --------
                                                                           $   3,640      $    910
                                                                           =========      ========
(g)  Adjustment for additional interest expense
         Additional borrowings of $5,096 for Merger-related
         expenses at an effective rate of 10.5%                            $     535      $    134
                                                                           =========      ========
(h)  Adjustment for income taxes for above adjustments
         at an effective rate of 38%                                       $    (341)     $    (14)
                                                                           =========      ========

(i) The weighted average number of common shares outstanding includes the number of common shares of AFR outstanding as of the Merger increased by the number of shares issued to the former shareholders of DRC in connection with the Merger

                                DENAMERICA CORP.
                    NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                       PRO FORMA STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

     The following explanations serve to describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma results of operations of BEP for the year ended December 27, 1995 and the 24-week period ended July 3, 1996:



                                                                                                 24-WEEK
                                                                             FISCAL              PERIOD
                                                                           YEAR ENDED             ENDED
                                                                          DEC. 27, 1995       JULY 3, 1996
                                                                          -------------       ------------
(aa)       Adjustment for new depreciation and amortization for BEP
           principally arising from the sale and leaseback of restaurant property and equipment:
           Property and equipment                                          $   1,380          $     690
           Amount recorded in financial statements                             8,792              4,231
                                                                           ---------          ---------
           Pro forma adjustment                                            $  (7,412)         $  (3,541)
                                                                           ---------          ---------

(bb)       Adjustment to reflect new operating lease payments for
           land, building and equipment which were sold
           and leased back                                                 $   7,556          $   3,778
                                                                           =========          =========

(cc)       Adjustment to reflect the elimination of the historical
           provision for loss on impairment of assets resulting
           from the sale to DenAmerica                                     $ (50,384)         $ (50,384)
                                                                           =========          =========

(dd)       Adjustment for consolidation of administrative expenses
           arising from the elimination of employees and other costs
           when administrative facilities were consolidated                $  (3,982)         $  (3,240)
                                                                           =========          =========

(ee)       Adjustment to eliminate interest on historical debt
           agreements at acquisition date and to add interest
           on the BEP Purchase Note:
           Elimination of historical interest                              $  (5,182)         $  (2,369)
           Interest on the BEP Purchase Note                                   1,800                900
           Elimination of interest on the Series A Notes                        (780)              (390)
                                                                           ---------          ---------
                                                                           $  (4,162)         $  (1,859)
                                                                           =========          =========

(ff)       Adjustment for income taxes for the above adjustments
           at an effective rate of 38%                                     $  11,334          $   9,353
                                                                           =========          =========




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
(c)      EXHIBITS.


EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
-----------                     ----------------------

    2.5 Stock Purchase Agreement dated May 31, 1996, between BEP Holdings, Inc. and DenAmerica Corp.(1)
    4.6         Supplemental Indenture (Series B Notes) between DenAmerica Corp.
                and State Street Bank and Trust Company, as trustee.(1)
    4.7 Common Stock Purchase Warrant dated July 3, 1996, issued to BEP Holdings, Inc.(1)
    4.8 Common Stock Purchase Warrant dated July 3, 1996, issued to Banque Paribas.(1)
   10.92A Amended and Restated Credit Agreement dated as of July 3, 1996, among DenAmerica Corp., the Banks named therein, and Banque Paribas, as Agent.(1)
   10.96 Senior Subordinated Promissory Note dated July 3, 1996, in the principal sum of $15,000,000, payable by DenAmerica Corp. to BEP Holdings, Inc.(1)
   10.97 Registration Rights Agreement dated as of July 3, 1996, between DenAmerica Corp. and BEP Holdings, Inc.(1)
   10.98 Intercreditor Agreement among DenAmerica Corp., certain holders of DenAmerica's Series B Notes, and State Street Bank and Trust Company.(1) 10.99 Sale and Lease Agreement dated July 3, 1996, among FFCA Acquisition Corporation, Black-eyed Pea U.S.A., Inc., and Texas BEP, L.P.(1)
   10.100 Form of Lease dated July 3, 1996, between FFCA Acquisition Corp. and DenAmerica Corp.(1)
   10.101 Form of Sublease dated July 3, 1996, between DenAmerica Corp. and Black-eyed Pea U.S.A., Inc.(1)
   10.102 Form of Sublease dated July 3, 1996, between DenAmerica Corp. and Texas BEP, L.P.(1)
   10.103 Equipment Purchase Agreement and Bill of Sale dated July 3, 1996, between LH Leasing Company, Inc. and Black-eyed Pea U.S.A., Inc.(1)
   10.104 Equipment Purchase Agreement and Bill of Sale dated July 3, 1996, between LH Leasing Company, Inc. and Texas BEP, L.P.(1)
   10.105 Equipment Lease dated July 3, 1996, between LH Leasing Company, Inc. and DenAmerica Corp.(1)
   10.106 Equipment Sublease dated July 3, 1996, between DenAmerica Corp. and Black-eyed Pea, U.S.A., Inc.(1)
   10.107 Equipment Sublease dated July 3, 1996, between DenAmerica Corp. and Texas BEP, L.P.(1)
   10.108 Asset Purchase Agreement effective as of July 3, 1996, among Mid-American Restaurants, Inc., Haig V. Antranikian, and DenAmerica Corp.(1)
   21.2         List of Subsidiaries of DenAmerica Corp.(1)
   23.2         Consent of KPMG Peat Marwick LLP(2)
-------------------

(1) Incorporated by reference to the Registrant's Current Report on Form 8-K as filed on July 18, 1996.
(2) Incorporated by reference to the Registrant's Form 8-K/A Amendment No. 2 to Current Report on Form 8-K as filed on November 1, 1996.


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
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 4, 1996                          DENAMERICA CORP.



                                   By: /s/ Todd S. Brown
                                      ---------------------------
                                      Todd S. Brown
                                      Vice President and
                                      Chief Financial Officer







                                        9